Exhibit 23
                                                                      ----------


            Consent of Independent Registered Public Accounting Firm


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-76919, 333-42628, 333-82602 and
333-102774) of Capital Bank Corporation of our report dated September 13, 2004 relating to the financial statements of the Capital Bank 401(k) Retirement Plan which appears in this Form 11-K.



                                                  /s/ PricewaterhouseCoopers LLP

Raleigh, North Carolina
October 1, 2004




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